                                                                   EXHIBIT 10.24

                           INTERCOMPANY LOAN AGREEMENT

          THIS AGREEMENT, is made and entered into as of the 1st day of February, 1996, by and between THE ALLSTATE CORPORATION, a Delaware corporation (hereinafter called "ALLCORP"), and each of its direct and indirect wholly-owned subsidiaries (individually, "Subsidiary" and collectively, "Subsidiaries"),

                                   WITNESSETH

          WHEREAS, ALLCORP, from time to time during the period commencing on February 1, 1996, may obtain financing by various means including, but not limited to, issuing commercial paper notes in private placement transactions, drawing on bank credit lines and entering into repurchase agreements;

          WHEREAS, the Subsidiaries, from time to time during said period, may have need of additional short-term funding for general corporate purposes;

          WHEREAS, ALLCORP, in order to provide such short-term funding, may advance some or all of the proceeds of such financings to one or more of the Subsidiaries; and

          WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth their respective undertakings concerning such advances.

          NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          1. ALLCORP agrees, from time to time during the period commencing on February 1, 1996, upon the written request of Subsidiary, and subject to the terms hereof, to advance funds to Subsidiary to the extent that ALLCORP, in its sole judgment, shall have funds available for that purpose. This undertaking by ALLCORP shall be limited to an aggregate amount to all Subsidiaries not in excess of $1 billion outstanding at any one time.

          2. Each advance shall bear interest on the outstanding principal amount thereof, for each day from the date such advance is made until paid. Interest on outstanding advances shall be due when the advance is paid.

          3. Subsidiary shall pay to ALLCORP, in consideration for each such advance, interest on the aggregate unpaid principal amount of such advance at a rate equal to the rate paid by ALLCORP on the transaction used by ALLCORP to obtain financing to provide such funding to Subsidiary. Subsidiary shall repay to ALLCORP, upon demand of ALLCORP and in any event on the maturity date, the aggregate principal amount of all such advances together with accrued interest to the date of repayment. Subsidiary shall also have the right to prepay all or any part of any advances at any time without penalty but with interest accrued to the date of prepayment.

          4. The obligation of any Subsidiary to repay each advance shall be evidenced by a single promissory note of such Subsidiary substantially in the form of Exhibit A attached hereto. The date, amount, interest rate and duration of each advance made by ALLCORP to any Subsidiary, and each payment made on account of such Subsidiary shall be recorded by ALLCORP on the schedule attached to such note or any continuation thereof.

          5. No Subsidiary shall use any advance or any portion of any advance, directly or indirectly, for the purpose of buying, carrying or trading tax-exempt securities.

          6. This Agreement may be terminated by ALLCORP at any time upon written notice to the Subsidiaries of its desire to terminate. This Agreement may be terminated by any Subsidiary only as to itself at any time upon written notice to ALLCORP of its desire to terminate. This Agreement shall terminate automatically as to any Subsidiary immediately upon such Subsidiary ceasing to be a Subsidiary. No termination shall affect any outstanding advances, which shall be repaid or honored in accordance with the terms of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first above written.


                           THE ALLSTATE CORPORATION


                           /s/ Thomas J. Wilson
                           --------------------
                           Thomas J. Wilson
                           Vice President and Chief Financial
                           Officer


                           ALLSTATE INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE INDEMNITY COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE PROPERTY AND CASUALTY INSURANCE
                           COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer

                           DEERBROOK INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE LIFE INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           NORTHBROOK LIFE INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           GLENBROOK LIFE INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           GLENBROOK LIFE AND ANNUITY COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer

                           NORTHBROOK PROPERTY AND CASUALTY
                           INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           NORTHBROOK INDEMNITY COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer


                           NORTHBROOK NATIONAL INSURANCE COMPANY


                           /s/ James P. Zils
                           -----------------
                           James P. Zils
                           Vice President and Treasurer

                                                                       EXHIBIT A

                                      NOTE

                                                       Northbrook, Illinois
                                                       February 1, 1996

          For value received, ALLSTATE INSURANCE COMPANY, an Illinois corporation (the "Borrower"), promises to pay to the order of THE ALLSTATE CORPORATION (the "Lender") the aggregate unpaid principal amount of the advances made by the Lender to the Borrower under the Intercompany Loan Agreement on the dates and in the principal amounts provided in the Intercompany Loan Agreement with and to pay interest on unpaid principal amounts at the rates and on the dates specified in the Intercompany Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of the Lender, Allstate Plaza, Northbrook, Illinois. This instrument shall be governed by and construed in accordance with the laws of the state of Illinois.


          The date, amount, interest rate and maturity date of each advance made by Lender to Borrower and each payment made on account of Borrower shall be recorded by Lender on the schedule attached hereto or any continuation thereof.


                                                      ALLSTATE INSURANCE COMPANY

                                                      By
                                                        ------------------------
                                                      Title:

                     SCHEDULE OF ADVANCES
---------------------------------------------------------------
                                            Amount    Unpaid
Date of   Principal   Interest   Maturity   Paid or   Principal
Advance   Amount      Rate       Date       Prepaid   Amount
---------------------------------------------------------------